PIONEER
                             -----------------------
                                     GLOBAL
                                   HIGH YIELD
                                      FUND

                                     Annual
                                     Report

                                    10/31/02

                                     [LOGO]

Table of Contents
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Letter from the President                                                 1
Portfolio Summary                                                         2
Performance Update                                                        3
Portfolio Management Discussion                                           4
Schedule of Investments                                                   7
Financial Statements                                                     12
Notes to Financial Statements                                            16
Report of Independent Auditors                                           22
Trustees, Officers and Service Providers                                 23

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 10/31/02
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

Year-end - the logical time for a review

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Corporate Bonds                         68.5%
Convertible Corporate Bonds             15.3%
Foreign Government Bonds                14.6%
Municipal Bonds                          1.2%
Convertible Preferred Stock              0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

 1.      PTC International Finance, 11.25%, 12/1/09              4.76%
 2.      Russia Regs., 5.0%, 3/31/30                             4.76
 3.      Freeport-McMoran Copper & Gold, 7.5%, 11/15/06          4.02
 4.      BF Saul Real Estate Investment Trust, 9.75%, 4/1/08     3.86
 5.      NHMG Holding Co., 10.0%, 5/15/09                        3.70
 6.      Republic of Columbia, 11.375%, 1/31/08                  3.53
 7.      Kinross Gold, 5.5%, 12/5/06                             3.28
 8.      Baytex Energy Ltd., 10.5%, 2/15/11                      3.26
 9.      Republic of Ecuador, 5.0%, 8/15/30                      3.22
10.      Compton Petroleum Corp., 9.9%, 5/15/09 (144A)           3.21

Fund holdings will vary for other periods.

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                            CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $8.56      $9.51


Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                          $1.015            -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to the growth of the Merrill Lynch (ML) Global High Yield & Emerging Markets Plus Index.

         Average Annual Total Returns
           (As of October 31, 2002)

                   Net Asset    Public Offering
Period               Value          Price*
 Life-of-Class
 (8/27/01)        -2.83%             -6.50%
 1 Year            0.31              -4.22


[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED
MATERIAL]

Growth of $10,000+

           Pioneer Global High Yield Fund*       ML Global High Yield &
                                               Emerging Markets Plus Index
8/01                    9550                              10000
10/01                   9244                               9591
10/02                   9272                               9340



* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins on 8/31/01. The ML Global High Yield & Emerging Markets Plus Index tracks the performance of the below- and border-line investment- grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal value fluctuate and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/02
--------------------------------------------------------------------------------

After healthy returns by virtually all types of high-yield investments during the first half of the period, high-yield markets throughout the world diverged widely in performance during the second half of the 12-month period ended October 31, 2002. The widening gap between performances of different types of high-yielding investments underscored the importance of diversification and security selection. In the following discussion, Andrew D. Feltus, Timothy M. Pynchon and Michael Temple, members of the team managing Pioneer Global High Yield Fund, provide an update on the Fund, its investment strategies and the economic environment during the 12-month period.


Q:   How did the Fund perform?


A: For the 12-month period ended October 31, 2002, the Fund's Class A shares had a total return of 0.31% at net asset value. During the same period, the Merrill Lynch Global High Yield & Emerging Markets Plus Index returned -1.69%. For comparative purposes, the Merrill Lynch High Yield Master Index, a benchmark for the U.S. high yield market, had a total return of -5.79%.


Q:   What factors affected performance most significantly?


A: The 12-month period, with its cross currents and changing trends, presented a challenging backdrop that illustrated the benefits of a globally diversified approach to high-yield bond investing. During the first half of the fiscal year, most types of high-yield bonds performed well as investors grew confident that the global economy was strengthening. That environment changed abruptly this past summer, however. The U.S. high-yield market was pulled down by a wave of well publicized defaults, including those of Enron, WorldCom and Adelphia, while economic indicators sent out conflicting signals about the overall health of the economy. Meanwhile, the possibility of war with Iraq unsettled investors, who tended to avoid asset classes associated with higher risk.


     The situation was different in foreign markets, however. While some emerging markets, notably Argentina and Brazil, performed very poorly - with Argentina defaulting on its debt - other emerging markets such as Mexico, Russia and Poland did relatively well. Many European and South African high-yield bonds also performed well, assisted by the rising values of their underlying currencies relative to the U.S. dollar.

Pioneer Global High Yield Fund

Q:   What were your chief strategies in this environment?


A: We focused on keeping a well diversified portfolio among three principal classes: foreign high-yield bonds, emerging market debt, and U.S. high-yield bonds. Within those classes, we took a value approach to security selection, paying close attention to price, expected returns and risk. Our global approach allows a greater selection of investable bonds. A value discipline helped us select from among the best opportunities in each asset class.


     Early in the period, we overweighted (versus the Merrill Lynch Index) foreign high-yield issues, while deemphasizing the U.S. domestic market and emerging market debt. In particular, we maintained very low exposure to Argentina and underweighted Brazil. This positioning helped relative performance, especially as foreign currencies, including the euro, gained relative to the U.S. dollar and as the Argentina situation put pressure on emerging market debt. After the U.S. market fell in July, we began to increase our domestic investments to take advantage of the improving values in lower-rated, corporate bonds, reducing further our exposure to emerging markets as well as to foreign high yield. At the end of the fiscal year, on October 31, 2002, our investments in the United States and Canada accounted for 74% of Fund assets, compared to 59% for the Merrill Lynch Index. Emerging markets constituted 24% of Fund assets, compared to 36% of the Index. Foreign high yield, concentrated in Europe, accounted for 13% of the Fund, compared to 5% of the Index.


Q:   What types of investments had significant effects on performance?


A: Investments in Russia, including in that nation's sovereign debt as well as in Mobile Telesystems, a telecommunications company, were major positive contributors. Our overall positioning in the United States, both in terms of weightings and individual security selection, helped relative performance. Our credit analysis process led us to avoid the major debt defaults and fallen angels, such as Enron, Qwest, Adelphia or WorldCom. We also generally avoided the domestic telecommunications and retail industries, which did not perform well. One of the best performing investments during the year was Freeport-McMoRan, a U.S.-based gold and copper mining company with significant operations in Indonesia.

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/02                           (continued)
--------------------------------------------------------------------------------

Q:   What is your investment outlook?


A: We see improving opportunities in the United States. We believe the worst of the economic and investment news already has occurred, and the domestic economy should be entering a period of steady growth. The average corporate high-yield bond in America, after the price losses of the past year, is paying a yield of about 14%. Investors who can avoid any major defaults should do well by taking the income from the high-yield investments. Moreover, we believe that more investment money may start flowing into the domestic market as the nation's fiscal stimulation policies begin to take effect and individuals start searching for more income than they can receive from short-term alternatives. This should help support the prices of domestic high-yield bonds.


     Outside the United States, we still have a positive view of the euro, although we believe the national governments and the central bank in Europe are lagging the United States in moving to stimulate the economy. Countries such as Russia, Poland, Turkey and Columbia that are able to implement positive structural changes to their economies should continue to present interesting opportunities. However, there are still many potential problems in the emerging markets. Brazil, Phillipines and Venezuela, for example, all face major problems. As a result, country and security selection will continue to be very important.


     Given the value in the U.S. market, the United States is our favorite high-yield market. We intend to continue to follow our value discipline, seeking and investing in the most attractive 30-to-40 opportunities that we can find.

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02
--------------------------------------------------------------------------------

      Shares                                                         Value
                    CONVERTIBLE PREFERRED STOCK  - 0.4%
                    Utilities - 0.4%
                    Multi-Utilities & Unregulated Power - 0.4%
    $      300      Calpine Capital Trust, 5.5%, 2/1/05           $  2,513
                                                                  --------
                    TOTAL CONVERTIBLE PREFERRED STOCK
                    (Cost $10,275)                                $  2,513
                                                                  --------
   Principal
     Amount
                    CONVERTIBLE CORPORATE BONDS - 15.3%
                    Materials - 3.3%
                    Precious Metals & Minerals - 3.3%
        40,000      Kinross Gold, 5.5%, 12/5/06                   $ 21,024
                                                                  --------
                    Total Materials                               $ 21,024
                                                                  --------
                    Hotels, Restaurants & Leisure - 1.5%
                    Hotels, Resorts & Cruise Lines - 1.5%
        10,000      Hilton Hotels, 5.0%, 5/15/06                  $  9,463
                                                                  --------
                    Total Hotels, Restaurants & Leisure           $  9,463
                                                                  --------
                    Pharmaceuticals & Biotechnology - 5.3%
                    Biotechnology - 1.0%
        10,000      Human Genome, 3.75%, 3/15/07                  $  6,263
                                                                  --------
                    Pharmaceuticals - 4.3%
        10,000      Cubist Pharmaceuticals, 5.5%, 11/1/08         $  4,112
        20,000      Ivax Corp., 4.5%, 5/15/08                       15,825
        10,000      Vertex Pharmaceuticals, 5.0%, 9/19/07            7,437
                                                                  --------
                                                                  $ 27,374
                                                                  --------
                    Total Pharmaceuticals & Biotechnology         $ 33,637
                                                                  --------
                    Technology Hardware & Equipment - 4.4%
                    Networking Equipment - 2.2%
        20,000      Juniper Networks Inc., 4.75%, 3/15/07         $ 14,150
                                                                  --------
                    Semiconductor Equipment - 1.0%
        15,000      EMCORE Corp., 5.0%, 5/15/06                   $  6,431
                                                                  --------
                    Semiconductors - 1.2%
        10,000      Trinquint Semiconductor, 4.0%, 3/1/07         $  7,513
                                                                  --------
                    Total Technology Hardware & Equipment         $ 28,094
                                                                  --------
                    Telecommunication Services - 0.8%
                    Integrated Telecom. Services - 0.8%
        22,000      COLT Telcom Group, Plc, 2.0%, 8/6/05          $  5,446
                                                                  --------
                    Total Telecommunication Services              $  5,446
                                                                  --------
                    TOTAL CONVERTIBLE CORPORATE BONDS
                    (Cost $106,483)                               $ 97,664
                                                                  --------


The accompanying notes are an integral part of these financial statements.    7

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02
--------------------------------------------------------------------------------

  Principal
   Amount                                                                 Value
               CORPORATE BONDS - 68.5%
               Energy - 8.5%
               Oil & Gas Drilling - 3.3%
 $  20,000     Baytex Energy Ltd., 10.5%, 2/15/11                      $ 20,900
                                                                       --------
               Oil & Gas Exploration & Production - 3.2%
    20,000     Compton Petroleum Corp., 9.9%, 5/15/09 (144A)           $ 20,600
                                                                       --------
               Oil & Gas Refining Marketing & Transportation - 2.0%
    25,000     Tesoro Petroleum Corp., 9.625%, 4/1/12                  $ 12,750
                                                                       --------
               Total Energy                                            $ 54,250
                                                                       --------
               Materials - 11.4%
               Commodity Chemicals - 2.0%
    15,000     Lyndell Chemical Co., 10.875%, 5/1/09                   $ 12,750
                                                                       --------
               Diversified Chemicals - 2.2%
    20,000     Huntsman ICI Chemicals LLC, 10.125%, 7/1/09             $ 13,929
                                                                       --------
               Diversified Metals & Mining - 4.0%
    30,000     Freeport-McMoran Copper & Gold, 7.5%, 11/15/06          $ 25,800
                                                                       --------
               Paper Packaging - 2.2%
    15,000     FiberMark Inc., 10.75%, 4/15/11                         $ 14,100
                                                                       --------
               Paper Products - 1.0%
    10,000     Corp Durango SA de CV, 13.125%, 8/1/06                  $  6,400
                                                                       --------
               Total Materials                                         $ 72,979
                                                                       --------
               Capital Goods - 3.7%
               Industrial Machinery - 3.7%
    25,000     NMHG Holding Co., 10.0%, 5/15/09                        $ 23,750
                                                                       --------
               Total Capital Goods                                     $ 23,750
                                                                       --------
               Commercial Services & Supplies - 2.8%
               Environmental Services - 2.8%
    20,000     IESI Corp., 10.25%, 6/15/12 (144A)                      $ 18,200
                                                                       --------
               Total Commercial Services & Supplies                    $ 18,200
                                                                       --------
               Automobiles & Components - 1.4%
               Auto Parts & Equipment - 1.4%
    10,000     Collins & Aikman Products, 10.75%, 12/31/11             $  9,250
                                                                       --------
               Total Automobiles & Components                          $  9,250
                                                                       --------
               Consumer Durables & Apparel - 1.6%
               Photographic Products - 1.6%
    25,000     Xerox Corp., 8.0%, 2/1/27                               $ 10,250
                                                                       --------
               Total Consumer Durables & Apparel                       $ 10,250
                                                                       --------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

  Principal
   Amount                                                                 Value
               Hotels, Restaurants & Leisure - 1.6%
               Casinos & Gaming - 1.6%
 $  10,000     Wynn Las Vegas LLC Corp., 12.0%, 11/1/10                $  9,400
                                                                       --------
               Total Hotels, Restaurants & Leisure                     $  9,400
                                                                       --------
               Retailing - 5.6%
               Catalog Retail - 3.0%
    25,000     Vicap SA, 11.375%, 5/15/07                              $ 19,500
                                                                       --------
               Department Stores - 2.6%
    20,000     J.C. Penney Co., Inc., 8.25%, 8/15/22                   $ 16,200
                                                                       --------
               Total Retailing                                         $ 35,700
                                                                       --------
               Food & Drug Retailing - 1.2%
               Food Distributors - 1.2%
    10,000     Wesco Distribution Inc., 9.125%, 6/1/08                 $  7,750
                                                                       --------
               Total Food & Drug Retailing                             $  7,750
                                                                       --------
               Food Beverage & Tobacco - 5.9%
               Food Beverage & Tobacco - 3.0%
    20,000     Chiquita Brands International, 10.56%, 3/15/09          $ 19,600
                                                                       --------
               Soft Drinks - 2.9%
    25,000     CIA Brasil de Bebidas, 10.5%, 12/15/11 (144A)           $ 18,500
                                                                       --------
               Total Food Beverage & Tobacco                           $ 38,100
                                                                       --------
               Health Care Equipment & Services - 1.6%
               Health Care Distributors & Services - 1.6%
    10,000     Pacificare Health Systems, 10.75%, 6/1/09               $ 10,400
                                                                       --------
               Total Health Care Equipment & Services                  $ 10,400
                                                                       --------
               Diversified Financials - 1.5%
               Diversified Financial Services - 1.5%
    10,000     MDP Acquisitions Plc, 10.125%, 10/1/12 (144A)           $  9,694
                                                                       --------
               Total Diversified Financials                            $  9,694
                                                                       --------
               Real Estate - 5.2%
               Real Estate Investment Trusts - 5.2%
    25,000     BF Saul Real Estate Investment Trust, 9.75%, 4/1/08     $ 24,750
    10,000     Meristar Hospitality, 10.5%, 6/15/09                       8,700
                                                                       --------
                                                                       $ 33,450
                                                                       --------
               Total Real Estate                                       $ 33,450
                                                                       --------
               Technology Hardware & Equipment - 2.7%
               Electronic Equipment & Instruments - 2.7%
    20,000     Vestel Electronics Finance, 11.5%, 5/14/07 (144A)       $ 17,500
                                                                       --------
               Total Technology Hardware & Equipment                   $ 17,500
                                                                       --------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                   (continued)
--------------------------------------------------------------------------------

  Principal
   Amount                                                                     Value
               Telecommunication Services - 11.3%
               Integrated Telecommunication Services - 4.3%
   $25,000     SBA Communications Systems, 10.25%, 2/1/09                  $ 11,500
    20,000     TSI Telecommunication Services, 12.75%, 2/1/09                16,400
                                                                           --------
                                                                           $ 27,900
                                                                           --------
               Wireless Telecom. Services - 7.0%
    20,000     Crown Castle International, 9.375%, 8/1/11                  $ 14,300
    30,000     PTC International Finance, 11.25%, 12/1/09                    30,526
                                                                           --------
                                                                           $ 44,826
                                                                           --------
               Total Telecommunication Services                            $ 72,726
                                                                           --------
               Utilities - 2.5%
               Electric Utilities - 1.3%
    10,000     TXU Corp., 6.375%, 6/15/06                                  $  8,400
                                                                           --------
               Multi-Utilities & Unregulated Power - 1.2%
    30,000     Calpine Corp., 8.75%, 10/15/07                              $  7,692
                                                                           --------
               Total Utilities                                             $ 16,092
                                                                           --------
               TOTAL CORPORATE BONDS
               (Cost $503,012)                                             $439,491
                                                                           --------
               FOREIGN GOVERNMENT BONDS - 14.6%
               Government - 14.6%
    20,000     Federal Republic of Brazil, 11.0%, 1/11/12                  $ 11,600
    25,000     Republic of Columbia, 11.375%, 1/31/08                        22,672
    50,000     Republic of Ecuador, 5.0%, 8/15/30                            20,625
    75,000     Republic of South Africa, 12.5%, 12/21/06                      7,671
    40,000     Russia Regs., 5.0%, 3/31/30                                   30,520
     2,000     United Mexican States, 8.25%, 2/24/09                          1,051
                                                                           --------
               TOTAL FOREIGN GOVERNMENT BONDS
               (Cost $90,774)                                              $ 94,139
                                                                           --------
               MUNICIPAL BONDS - 1.2%
               Government - 1.2%
    20,000     Indianapolis Industry Apartment Authority Revenue, 6.5%,
               11/15/31                                                    $  7,675
                                                                           --------
               TOTAL MUNICIPAL BONDS
               (Cost $14,373)                                              $  7,675
                                                                           --------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $725,715)(a)(b)(c)                                    $641,482
                                                                           --------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such secu- rities may be resold normally to qualified institutional buyers in a transaction exempt from reg- istration. At October 31, 2002, the value of these securities amounted to $42,963 or 6.9% of total net assets.

(a) At October 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $725,715 was a follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                         $   24,187
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                           (108,420)
                                                                       ----------
     Net unrealized loss                                               $  (84,233)
                                                                       ==========

(b) At October 31, 2002, the Fund had a capital loss carryforward of $21,435, which will expire between 2009 and 2010 if not utilized.

(c) Distribution of investment by country of issue, as a percentage of total investment in securi- ties, is as follows:

  United States             70%
  Luxembourg                 5%
  Russia                     5%
  Canada                     4%
  Mexico                     4%
  Columbia                   3%
  Ecuador                    3%
  Brazil                     2%
  Ireland                    2%
  United Kingdom             1%
  South Africa               1%
                           ---
                           100%


Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 2002 aggregated $685,938 and $603,076, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $725,715)               $641,482
  Cash                                                               19,608
  Foreign currency, at value (cost $1,562)                            1,556
  Receivables -
     Investment securities sold                                      11,397
     Dividends, interest and foreign taxes withheld                  22,907
     Due from Pioneer Investment Management, Inc.                     7,449
  Other                                                                  56
                                                                   ---------
       Total assets                                                $704,455
                                                                   ---------
LIABILITIES:
  Payables -
     Investment securities purchased                               $  8,798
     Forward foreign currency settlement hedge contracts - net           62
     Dividends                                                        6,686
  Due to affiliates                                                   2,920
  Accrued expenses                                                   44,146
                                                                   ---------
       Total liabilities                                           $ 62,612
                                                                   ---------
NET ASSETS:
  Paid-in capital                                                  $749,553
  Distributions in excess of net investment income                   (2,127)
  Accumulated net realized loss on investments and foreign
     currency transactions                                          (21,435)
  Net unrealized loss on investments                                (84,233)
  Net unrealized gain on forward foreign currency contracts
     and other assets and liabilities denominated in foreign
     currencies                                                          85
                                                                   ---------
       Total net assets                                            $641,843
                                                                   =========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $641,843/75,000 shares)                        $   8.56
                                                                   =========


12    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/02


INVESTMENT INCOME:
  Interest                                                           $  81,235
  Dividends                                                                206
  Income from securities loaned, net                                         7
                                                                     ---------
       Total investment income                                                     $ 81,448
                                                                                   --------
EXPENSES:
  Management fees                                                    $   4,940
  Transfer agent fees                                                      178
  Distribution fees                                                      1,764
  Administrative fees                                                   37,092
  Custodian fees                                                        11,924
  Registration fees                                                     14,569
  Professional fees                                                     34,983
  Printing                                                              14,291
  Fees and expenses of nonaffiliated trustees                            6,905
  Miscellaneous                                                          5,286
                                                                     ---------
       Total expenses                                                              $131,932
       Less management fees waived and expenses
         assumed by Pioneer Investment Management, Inc.                            (126,639)
                                                                                   --------
       Net expenses                                                                $  5,293
                                                                                   --------
         Net investment income                                                     $ 76,155
                                                                                   --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                                     $ (16,655)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                      (505)    $(17,160)
                                                                     ---------     --------
  Change in net unrealized loss from:
     Investments                                                     $ (54,416)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                       (73)    $(54,489)
                                                                     ---------     --------
     Net loss on investments and foreign currency transactions                     $(71,649)
                                                                                   --------
     Net increase in net assets resulting from operations                          $  4,506
                                                                                   ========

The accompanying notes are an integral part of these financial statements.   13

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 10/31/02 and the Period From 8/27/01
(Commencement of Operations) to 10/31/01

                                                           Year Ended     8/27/01 to
                                                            10/31/02       10/31/01
FROM OPERATIONS:
Net investment income                                      $  76,155     $  9,438
Net realized loss on investments and foreign currency
  transactions                                               (17,160)      (6,826)
Change in net unrealized loss on investments and
  foreign currency transactions                              (54,489)     (29,659)
                                                           ---------     --------
       Net increase (decrease) in net assets
         resulting from operations                         $   4,506     $(27,047)
                                                           ---------     --------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($1.02 and $0.12 per share,
  respectively)                                            $ (76,147)    $ (9,469)
                                                           ---------     --------
       Total distributions to shareowners                  $ (76,147)    $ (9,469)
                                                           ---------     --------
     Net decrease in net assets                            $ (71,641)    $(36,516)
NET ASSETS:
Beginning of period (initial
  capitalization - 75,000 shares)                            713,484      750,000
                                                           ---------     --------
End of period (including distributions in excess of
  net investment income of ($2,127) and ($35),
  respectively)                                            $ 641,843     $713,484
                                                           =========     ========

14    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              8/27/01
                                                            Year Ended           to
                                                             10/31/02         10/31/01
CLASS A
Net asset value, beginning of period                         $  9.51        $   10.00
                                                             -------        ---------
Increase (decrease) from investment operations:
  Net investment income                                      $  1.02        $    0.12
  Net realized and unrealized loss on investments and
     foreign currency transactions                             (0.95)           (0.49)
                                                             -------        ---------
  Net increase (decrease) from investment operations         $  0.07        $   (0.37)
Distributions to shareowners:
  Net investment income                                        (1.02)           (0.12)
                                                             -------        ---------
  Net decrease in net asset value                            $ (0.95)       $   (0.49)
                                                             -------        ---------
Net asset value, end of period                               $  8.56        $    9.51
                                                             =======        =========
Total return*                                                   0.31%           (3.65)%
Ratio of net expenses to average net assets +                   0.75%            0.75%**
Ratio of net investment income to average net assets +         10.79%            7.17%**
Portfolio turnover rate                                           47%              89%**
Net assets, end of period (in thousands)                     $   642        $     713
Ratios with no waiver of management fees and
  assumption of expenses by PIM:
  Net expenses                                                 18.70%           30.55%**
  Net investment loss                                          (7.16)%         (22.63)**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund), is a Delaware business trust, registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on May 5, 2001 and commenced operations on August 27, 2001. Prior to August 27, 2001 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). To date, no shares have been offered to the public. The Fund shares outstanding at October 31, 2002 are owned by PFD. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.


The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction, of the Board of Trustees and may include yield equivalents or a pricing matrix. Market discounts and premiums are accreted or amortized daily on a yield-to-maturity basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

Pioneer Global High Yield Fund

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.


B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                             (continued)
--------------------------------------------------------------------------------

     hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     At October 31, 2002, the Fund had no outstanding settlement hedges. The Fund's gross forward currency portfolio contracts payable and receivable were $14,800 and $14,738, respectively, resulting in a net payable of $62.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2002, the Fund reclassified $118 and $2,100 from paid in capital and accumulated net investment loss, respectively, to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the periods ended October 31, 2002, and 2001 were as follows:

                                          2002         2001
                                       ----------   ---------
  Distributions paid from:
   Ordinary income                       $76,147      $9,469
   Long-Term capital gain                      -           -
                                         -------      ------
   Total                                 $76,147      $9,469

Pioneer Global High Yield Fund

     The following shows components of distributable earnings on a federal income tax basis at October 31, 2002. These amounts do not include the capital loss carryforward.

                                                      2002
                                                  ------------
  Undistributed ordinary income                    $  4,497
  Undistributed long-term gain                            -
  Unrealized depreciation                           (84,148)
                                                   --------
  Total                                            $(79,651)

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned no underwriting commissions on the sale of Fund shares during the year ended October 31, 2002.


F.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian. As of October 31, 2002, the Fund had no outstanding loaned securities.

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                             (continued)
--------------------------------------------------------------------------------

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% on the assets over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.75% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2002, $2,643 was payable to PIM related to management fees, administrative fees and certain other services.

3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $130 in transfer agent fees payable to PIMSS at October 31, 2002.

4.   Distribution Plans

The Fund adopted a plan of distribution for Class A shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $147 in distribution fees payable to PFD at October 31, 2002.

5.   Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements of the Fund for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with

Pioneer Global High Yield Fund

its audits for the most recent fiscal year and through April 1, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Global High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global High Yield Fund (the "Fund") as of October 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended October 31, 2001 were audited by other auditors who have ceased operations and whose report dated December 7, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                               Ernst & Young LLP

Boston, Massachusetts
December 12, 2002

Pioneer Global High Yield Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Auditors
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 53 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address                Position Held                   Term of Office/Length of Service
John F. Cogan, Jr. (76)*             Chairman of the Board,          Trustee since May, 2001.
                                     Trustee and President           Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**              Trustee and                     Trustee since October, 2001.
                                     Executive Vice President        Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address                Position Held                   Term of Office/Length of Service
Mary K. Bush (54)                    Trustee                         Trustee since May, 2001.
3509 Woodbine St.                                                    Serves until retirement or removal.
Chevy Chase, MD 20815
--------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)         Trustee                         Trustee since May, 2001.
Boston University Healthcare                                         Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
--------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)            Trustee                         Trustee since May, 2001.
1001 Sherbrooke Street West,                                         Serves until retirement or removal.
Montreal, Quebec, Canada
--------------------------------------------------------------------------------------------------------
Marguerite A. Piret (54)             Trustee                         Trustee since May, 2001.
One Boston Place, 26th Floor,                                        Serves until retirement or removal.
Boston, MA 02108
--------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                 Other Directorships Held
Deputy Chairman and a Director of Pioneer                   Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and Of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
-------------------------------------------------------------------------------------------------------------
Director and CEO - US of PGAM since                         None
November 2001; Director, Chief Executive
Officer and President of PIM-USA since October
2001; Director of Pioneer Investment
Management Shareholder Services, Inc. since
October 2001; President and a Director of
Pioneer Pioneer Funds Distributor, Inc. (PFD)
(Chairman) and Pioneer International
Corporation since October 2001; Executive Vice
President of all of the Pioneer Funds since
October 2001; President of Fidelity Private
Wealth Management Group from 2000 through
October 2001; and Executive Vice President -
Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

Principal Occupation During Past Five Years                  Other Directorships Held
President, Bush & Co. (international financial               Director and/or Trustee of Brady Corporation
advisory firm)                                               (industrial identification and specialty coated
                                                             material products manufacturer), Mastec Inc.
                                                             (communications and energy infrastructure),
                                                             Mortgage Guaranty Insurance Corporation, R.J.
                                                             Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                             Student Loan Marketing Association
                                                             (secondary marketing of student loans)
-------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University
-------------------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc.                  None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
-------------------------------------------------------------------------------------------------------------
President, Newbury, Piret & Company, Inc.                    Director, Organogenesis Inc. (tissue
(merchant banking firm)                                      engineering company)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address                Position Held                   Term of Office/Length of Service
Stephen K. West (74)                 Trustee                         Trustee since May, 2001.
125 Broad Street,                                                    Serves until retirement or removal.
New York, NY 10004
-------------------------------------------------------------------------------------------------------------
John Winthrop (66)                   Trustee                         Trustee since May, 2001.
One North Adgers Wharf,                                              Serves until retirement or removal.
Charleston, SC 29401
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address                Position Held                   Term of Office/Length of Service
Joseph P. Barri (56)                 Secretary                       Since May, 2001.
                                                                     Serves at the discretion of Board.
-------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)             Assistant Secretary             Since May, 2001.
                                                                     Serves at the discretion of Board.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (57)                    Treasurer                       Since May, 2001.
                                                                     Serves at the discretion of Board.
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (37)                Assistant Treasurer             Since May, 2001.
                                                                     Serves at the discretion of Board.
-------------------------------------------------------------------------------------------------------------
Gary Sullivan (44)                   Assistant Treasurer             Since May, 2002.
                                                                     Serves at the discretion of Board.
-------------------------------------------------------------------------------------------------------------
Alan Janson (31)                     Assistant Treasurer             Since July, 2002.
                                                                     Serves at the discretion of the Board.

Principal Occupation During Past Five Years                        Other Directorships Held
Of Counsel, Sullivan & Cromwell (law firm)                         Director, Dresdner RCM Global
                                                                   Strategic Income Fund, Inc. and
                                                                   The Swiss Helvetia Fund, Inc.
                                                                   (closed-end investment
                                                                   companies), AMVESCAP PLC
                                                                   (investment managers) and First
                                                                   ING Life Insurance Company of
                                                                   New York
-------------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               Director of NUI Corp. (energy
(private investment firm)                                          sales, services and distribution)

Principal Occupation During Past Five Years                        Other Directorships Held
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer        None
Funds
-------------------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President - Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
-------------------------------------------------------------------------------------------------------------
Vice President - Fund Accounting and Custody Services of           None
Pioneer (Manager from September 1996 to February 1999);
and Treasurer of all of the Pioneer Funds (Assistant
Treasurer from June 1999 to November 2000)
-------------------------------------------------------------------------------------------------------------
Assistant Vice President - Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
-------------------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting. Administration            None
and Custody Services of Pioneer since 1997; and Assistant
Treasurer of all of the Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology - Fund          None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002. Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002. Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:


Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321


Retirement plans information                                      1-800-622-0176


Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:


PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO]
Pioneer Investment Management, Inc.                                 12756-00-120
60 State Street            (C) 2002 Pioneer Funds Distributor, Inc., Member SIPC
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                   [Recycled Icon] Printed on Recycled Paper